Exhibit 99.1

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FINANCIAL
MONEY & IN
WALL STREET
Announcing!

Phase 2

9

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Loan Growth

($ in millions)

$500
$400
$300
$200
$100
$472
CAGR = 65.0%
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04

MONEY & IN
WALL STREET

Announcing!
Your New & Improved
Pacific Premier Bank Debit Card

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Deposit Growth

Announcing!
Your New & Improved
Pacific Premier Bank Debit Card

PACIFIC PREMIER
BANK

($ in millions)

$300
$250
$200
$150
$289
CAGR = 15.6%
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04

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PACIFIC PREMIER
BANK

VISA

Phase 2

Completed 2004

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Announcing!
Your New & Improved
Pacific Premier Bank Debit Card

PACIFIC PREMIER
BANK

VISA

Asset Quality

As of June 30, 2005

(1) Source: Office of Thrift Supervision

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Announcing!
PACIFIC PREMIER
BANK

NPA's to Total Assets

1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
1.12%
0.68%
0.61%
0.52%
0.46%
0.34%
0.24%
0.22%
12/31/2003
3/31/2004
6/30/2004
9/30/2004
12/31/2004
3/31/2005
6/30/2005
9/30/2005

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PACIFIC PREMIER
BANK
VISA

Phase 3

Transition Business Model

- **Diversification of Balance Sheet**

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Diversification

600
500
400
300
200
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
3%
18%
79%
MF
Com
Other

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PACIFIC PREMIER
Bank

Commercial RE Growth

($ in millions)

$120
$100
$80
$60
$40
$20
$-
$104
CAGR = 173.4%
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05

* *Includes: Commercial, C&I, Land loans.*

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Deposit Mix

$82,504
25%
$242,134
75%
Transaction
CD's

As of September 30, 2005

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PACIFIC PREMIER
BANK

PACIFIC PREMIER
VISA

Phase 3

Transition Business Model

- Diversification of Balance Sheet
- **Relationship Banking**

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Relationship Marketing

Bank

Relationship Rates
A LIFE - LONG RELATIONSHIP
PACIFIC PREMIER
BANK
Trust, Service, Commitment...
That's My Bank.
Corporate Headquarters
1600 Sunflower Ave., 2nd Floor
Costa Mesa, CA 92626
(714) 431-4000
Huntington Beach
9971 Adams Ave.
Huntington Beach, CA 92646
(714) 593-6940
Seal Beach
13928 Seal Beach Blvd.
Seal Beach, CA 90740
(562) 430-0424
San Bernardino
1598 East Highland Ave.
San Bernardino, CA 92404
(909) 886-9751

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Relationship Marketing

PACIFIC PREMIER
1.866.353.1476
www.ppbi.net

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Business Deposit Growth

($ in thousands)

$21,605
$25,000
$20,000
$15,000
$10,000
$5,000
Dec-04
Mar-05
Jun-05
Sep-05

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Pretax Income Growth

$2,166
CAGR = 185.1%
$2,250
$1,750
$1,250
$750
$250
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05

Excludes extra-ordinary income from the Participation Contract

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PACIFIC PREMIER
BANK
VISA

Phase 3

Transition Business Model

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Southern California Market

PACIFIC PREMIER BANK
VISA

San Luis Obispo
Kern
Santa Barbara
Ventura
Los Angeles
San Bernardino
Riverside
Orange
San Diego
Imperial
Existing Branch
New Branch
New Loan Production Office

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PACIFIC PREMIER
VISA
PACIFIC PREMIER

Southern California Market

ORANGE COUNTY
Cypress
Seal Beach
Huntington Beach
Costa Mesa
Newport Beach
Existing Branch
New Branch

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[LOGO OF PACIFIC PREMIER BANCORP, INC.]

FBR Investor Conference
November 30, 2005

Steven R. Gardner
President & CEO

WWW.PPBI.NET

TEAMWORK

[GRAPHIC APPEARS HERE]

2

Forward-Looking Comments

The statements contained herein that are not historical facts are forward looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. Actual results may differ from those projected in the forward-looking statements. These forward-looking statements involve risks and uncertainties. These include, but are not limited to, the following risks: (1) changes in the performance of the financial markets, (2) changes in the demand for and market acceptance of the Company’s products and services, (3) changes in general economic conditions including interest rates, presence of competitors with greater financial resources, and the impact of competitive projects and pricing, (4) the effect of the Company’s policies, (5) the continued availability of adequate funding sources, and (6) various legal, regulatory and litigation risks.

3

PPBI Overview

[GRAPHICS APPEARS HERE]

Southern California Community Bank

Data as of 9/30/05

•	NASDAQ National Market	PPBI

•	Assets	$663 million

•	Fully diluted shares	6,650,164

•	Fully diluted BV	$7.86

•	Annualized ROAA	1.17%

•	Annualized ROAE	15.01%

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PPBI Overview

[GRAPHICS APPEARS HERE]

•	Transitioning business model

•	Balance Sheet strength, low-risk

•	Proven track record of earnings growth

•	Favorable relative valuation

5

Today’s Agenda

Three Phase

Strategic Business Plan

•	Phase 1 – Risk Reduction

•	Phase 2 – Growth

•	Phase 3 – Transition business model

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Phase 1

[GRAPHICS APPEARS HERE]

What We Inherited

Nationwide Subprime Lender

•	Assets	$552 million

•	Loans	$434 million

•	Subprime loans	75%

•	NPA’s	7.8%

•	Employees/Offices	334/10

•	Under capitalized

•	Subject to Regulatory Enforcement

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Phase 1

[GRAPHICS APPEARS HERE]

Completed June 2002

•	Assets	$246 million

•	Loans	$135 million

•	Employees/Offices	63/4

•	Substantial reduction in risk

•	Recapitalized - Private Placement

•	Note and warrant issued

•	Regulatory concerns resolved

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Phase 2

[GRAPHICS APPEARS HERE]

•	Loan growth – Multi-family focus

•	Re-staff depository branches

•	Foundation set for transition

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Loan Growth

[GRAPHICS APPEARS HERE]

[CHART APPEARS HERE]

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Deposit Growth

[GRAPHICS APPEARS HERE]

[CHART APPEARS HERE]

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Phase 2

[GRAPHICS APPEARS HERE]

Completed 2004

•	Assets	$543 million

•	Loans	$472 million

•	Secondary Offering	$26 million

•	Note retired

•	Stage set for further growth

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Southern California Market

It’s the Economy

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Economic Strength

	Orange Cnty	So. Cal.	National

Business Growth	15.9%	15.7%	7.4%
Payroll Growth	42.3%	45.1%	28.1%
Employment Growth	17.0%	18.3%	7.5%
Unemployment Rate	3.8%	4.6%	5.0%
No. of Businesses	82,000	493,000	N/A

Source: U.S. Census Bureau, 2002 data compared to 1997

14

Market Strength

	OC	So. Cal.

Total Deposits	$64 Billion	$385 Billion
Deposit Growth Rate	13.7%	11.7%
Population	3,000,000	21,900,000
Population Growth	4.96%	6.56%
Median Household Income	$64,611	$51,212
No. of Households	936,000	6,825,000

Sources: Dataplace, Rueters, State of California

15

Risk Management

Balance Sheet Strength

16

Asset Quality

[GRAPHICS APPEARS HERE]

As of June 30, 2005

Nonaccrual Loans to Total Assets	Nationwide(1)	Western Region(1)	PPBI

Multi-Family	0.08%	0.02%	0.00%
Commercial	0.63%	0.67%	0.00%
Single Family	0.44%	0.45%	0.24%*

(1)	Source: Office of Thrift Supervision
*	PPBI Single Family at 0.22% as of 9/30/05

17

NPA’s to Total Assets

[GRAPHICS APPEARS HERE]

[CHART APPEARS HERE]

18

Loan Characteristics

[GRAPHICS APPEARS HERE]

Multifamily

Loan to Value	65.06
Debt Coverage Ratio	1.26
Average Balance	$738,372
ARM/3-yr fixed	66%/25%

Commercial RE

Loan to Value	63.37
Debt Coverage Ratio	1.37
Average Balance	$1,043,680
ARM/ 3-yr fixed	68%/23%

Data as of September 30, 2005

19

Phase 3

[GRAPHICS APPEARS HERE]

Transition Business Model

•	Diversification of Balance Sheet

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Diversification

[GRAPHICS APPEARS HERE]

[CHART APPEARS HERE]

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Commercial RE Growth

[GRAPHICS APPEARS HERE]

[CHART APPEARS HERE]

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Deposit Mix

[GRAPHICS APPEARS HERE]

[CHART APPEARS HERE]

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Phase 3

[GRAPHICS APPEARS HERE]

Transition Business Model

•	Diversification of Balance Sheet

•	Relationship Banking

24

Relationship Marketing

[GRAPHICS APPEARS HERE]

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Relationship Marketing

[GRAPHIC APPEARS HERE]

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Business Deposit Growth

[GRAPHICS APPEARS HERE]

[CHART APPEARS HERE]

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Relationship Growth

[GRAPHICS APPEARS HERE]

	9/30/2004	9/30/2005

No. Relationships	28	167
Loans	$29,874,000	$206,998,000
Deposits	$969,000	$17,234,000

28

Pretax Income Growth

[GRAPHICS APPEARS HERE]

[CHART APPEARS HERE]

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Phase 3

[GRAPHICS APPEARS HERE]

Transition Business Model

•	Diversification of Balance Sheet

•	Relationship Banking

•	Expansion of Branch Network

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Southern California Market

[GRAPHICS APPEARS HERE]

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Southern California Market

[GRAPHICS APPEARS HERE]

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Continued Growth

[GRAPHICS APPEARS HERE]

	Opening	Deposits	5 Year CAGR

Cypress	2006 Q2	877,249,000	9.1%
Newport Beach	2006 Q2	6,955,902,000	21.2%
Costa Mesa	2006 Q1	4,892,500,000	5.4%

* Source: FDIC, as of June 30, 2005. Includes surrounding communities.

33

Attractive Valuation

[GRAPHICS APPEARS HERE]

Valuation relative to California Peers:

	P/EPS		P/TBV

CA Banks*	17.3	x	294%
PPBI Metrics*	12.0	x	145%
PPBI Asset CAGR			30.9	%**
PPBI EPS CAGR			17.7	%**

* As of 10/13/05
** Since 3/31/2002

34

PPBI Summary

[GRAPHICS APPEARS HERE]

•	Transition to Commercial Bank model

•	Low Risk Balance Sheet

•	Sustainable earnings growth

•	Excellent time to invest

35

 [LOGO OF PACIFIC PREMIER BANCORP, INC.]

Trust, Service, Commitment…That’s my Bank.

WWW.PPBI.NET